UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2018 (December 12, 2018)

KCAP Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

295 MADISON AVENUE

NEW YORK, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 455-8300

Not applicable

______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2018, the Board of Directors (the “Board”) of KCAP Financial, Inc., a Delaware corporation (the “Company”), adopted and approved, effective immediately, the Second Amended and Restated Bylaws of the Company (the “Bylaws”). The Bylaws include, among other things, the following amendments:

•	Article II, Section 4 (Notice of Meetings) has been amended to clarify that the only matters that may be brought before a special meeting are those brought by or at the direction of the Board of Directors (the “Board”), the Chairman of the Board or the Chief Executive Officer, and stated in the notice of such special meeting;

•	Article II, Section 11 (Advance Notice Provisions for Election of Directors) has been amended to approve certain changes to the advance notice provisions relating to stockholder proposals for the election of directors, including the removal of the requirement that a stockholder’s notice to the Secretary of the Company include disclosure about the stockholder’s ownership of any derivative instruments related to any capital stock of the Company or with a value derived from the value of any capital stock of the Company, whether or not such instrument is subject to settlement in the Company’s capital stock (“Derivative Instruments”);

•	Article II, Section 12 (Advance Notice Provisions for Business to be Transacted at Annual Meeting) has been amended to approve certain changes to the advance notice provisions relating to stockholder proposals at the Annual Meeting, including the removal of the requirement that a stockholder’s notice to the Secretary of the Company include disclosure about the stockholder’s ownership of any Derivative Instruments; and

•	Article III, Section 13 (Committees) has been amended to add reference to the Nominating and Corporate Governance Committee of the Board.

The foregoing description is qualified in its entirety by the Bylaws which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of KCAP Financial, Inc., dated as of December 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2018	KCAP Financial, Inc.

	By:	/s/ Edward U. Gilpin
Name: Edward U. Gilpin
Title: Chief Financial Officer